MERIDIAN OIL TRADING INC.
                                                    EXHIBIT 10.27
August 1, 1994

Luke K. Wethers
Giant Refining Company
23733 North Scottsdale Road
Scottsdale, Arizona 85255

               MERIDIAN OIL TRADING INC. SALES CONTRACT NO.
                               0S-0-25-10721
           GIANT INDUSTRIES ARIZONA, INC. PURCHASE CONTRACT NO.

Gentlemen:

The following constitutes the entire agreement ("Agreement") between MERIDIAN OIL TRADING INC., (hereinafter referred to as "Seller" or "Meridian"), and GIANT REFINING COMPANY, a division of GIANT INDUSTRIES ARIZONA, INC., (hereinafter collectively referred to as "Buyer" or "Giant"), whereby Seller agrees to sell and deliver, and Buyer agrees to purchase and receive typical Four Corners Sweet crude oil and condensate (herein sometimes referred to as "crude oil") under the terms and conditions as herein set forth:

QUALITY:            Typical Four Corners Sweet Crude Oil and
                    Condensate ("crude oil").

QUANTITY:           *  XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX.

DELIVERY PERIOD:    August 1, 1994 through July 31, 1999
                    inclusive.

DELIVERY/LOCATION:  Seller shall deliver and Buyer shall receive the crude oil as referenced under "Quantity" at the following locations:

     1.   *  XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX in San Juan County,
          New Mexico into the facilities of Ciniza Pipe Line, for an account designated by Giant;

     2.   *  XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
          XXXXXXX, San Juan County, New Mexico into the facilities of Ciniza Pipe Line, for an account designated by Giant;

     3.   *  XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
          XXXXXXXXXXXXXXXXXXXXXXXX in Rio Arriba County, New Mexico into facilities of Ciniza Pipe Line, for an account designated by Giant; and

     4.   *  XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX Rio Arriba
          County, New Mexico into facilities of Ciniza Pipe Line, for an account designated by Giant.

PRICE: The price shall be assessed each month based upon the following:

     A.   **  XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

          1.   **  XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
               XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
               XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
               XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
               XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
               XXXXXXXXXXXX

          2.   **  XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

          3.   **  XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

          4.   **  XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
               XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
               XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
               XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
               XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
               XXXXXXXXXXXX

          5.   **  XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
               XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
               XXXXXXXXXXXX

     B.   **  XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

          1.   **  XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
               XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
               XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
               XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
               XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
               XXXXXXXXXXXX

          2.   **  XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
               XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
               XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
               XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
               XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
               XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
               XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
               XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
               XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
               XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
               XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
               XXXXXXXXXXXX

          3.   **  XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

          4.   **  XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
               XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
               XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
               XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
               XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
               XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
               XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
               XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
               XXXXXXXXXXXXXXXX

          5.   **  XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
               XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
               XXXXXXXXXXXX

     C. For pricing purposes, all crude oil delivered hereunder shall be deemed to be delivered in equal daily quantities.

**  XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

PAYMENT: Payment shall be made by wire transfer on or before the 20th of the month following the month of delivery. In the event payment due date falls on a Saturday or a New York bank holiday other than Monday, payment shall be due on the immediately preceding New York banking day. In the event payment due date falls on a Sunday or Monday New York bank holiday, payment shall be due on the next succeeding New York banking day.

CREDIT REQUIREMENT: Giant agrees to provide Meridian with a Parent Guaranty, however, should Giant exceed their credit line as determined by Meridian, Giant agrees to deliver an Irrevocable Standby Letter of Credit in a format, amount and from a bank acceptable to Meridian not later than one business day prior to the scheduling date of the contract month.

NOTICE PROVISION: All notices, communications, statements and payment hereunder shall be given in writing and shall be effective as of the time served personally, sent by telecopy or sent by certified or registered U.S. mail, return receipt requested, addressed to each party as follows:

     Meridian:      Meridian Oil Trading Inc.
                    Post Office Box 4239
                    Houston, Texas 77210-4239
                    Telecopy: 713-624-9603

     Giant:         Giant Industries Arizona, Inc.
                    Attention:  Raw Materials Supply
                    Post Office Box 12999
                    Scottsdale, Arizona 85267
                    Telecopy: 602-585-8892

SPECIAL PROVISIONS: All other terms and conditions not specifically stated shall be governed by MOTI's General Terms and Contracts dated May 1, 1992 for domestic crude oil transactions.

This document evidences our understanding of the entire agreement and shall constitute the formal contract. Please acknowledge your acceptance of and agreement to the above terms and conditions by return telecopy within three (3) business days. Failing receipt of your return confirmation, we will consider these terms and conditions as binding.

Regards,

/s/ Donald J. Wray
-------------------------------
Donald J. Wray
Director of Crude Oil Marketing
Meridian Oil Trading Inc.

DJW;jhw

ACCEPTED AND AGREED TO
this 8 day of August, 1994.

GIANT INDUSTRIES ARIZONA, INC.

By: /s/ Luke K. Wethers
--------------------------------
Luke K. Wethers
Its:  Vice President
    ----------------------------
      Raw Materials Supply


 *Confidential information regarding quantity and location redacted. **Confidential information regarding price redacted.